--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


                                 April 30, 1999
                                (Date of Report)


                          ANCHOR BANCORP WISCONSIN INC.
             (Exact name of registrant as specified in its charter)


   WISCONSIN                         0-20006                      39-1726871
(State or other                 (Commission File                 (IRS Employer
jurisdiction of                      Number)                      ID Number)
incorporation)


                               25 West Main Street
                                Madison, WI 53703
                    (Address of principal executive offices)



                                 (608) 252-8700
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

         On April 30, 1999, Anchor BanCorp Wisconsin Inc. (the "Registrant") issued a press release announcing its financial and operating results for the quarter and fiscal year ended March 31, 1999. A copy of said press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

                  99.1 Press release announcing Registrant's financial and operating results for the quarter and fiscal year ended March 31, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ANCHOR BANCORP WISCONSIN INC.
                                               (Registrant)



                             By:               /s/ Michael W. Helser
                                               -----------------------------
                             Name:             Michael W. Helser
                             Title:            Treasurer, Chief Financial
                                               Officer and Duly Authorized
                                               Officer



Date: April 30, 1999

                          ANCHOR BANCORP WISCONSIN INC.
                                  EXHIBIT INDEX
                                       TO
                           CURRENT REPORT ON FORM 8-K




                                                                                   Incorporated
     Exhibit                                                                         Herein By              Filed
     Number                               Description                                Reference             Herewith
     ------                               -----------                                ---------             --------

      99.1                    Press release announcing                                                      X
                              Registrant's financial and
                              operating results for the quarter
                              and fiscal year ended March 31,
                              1999
